UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 1, 2010
FIRST NATIONAL MASTER NOTE TRUST
FIRST NATIONAL FUNDING LLC
FIRST NATIONAL BANK OF OMAHA
(Exact name of Issuing Entity, Depositor/Registrant and Sponsor, as specified in their respective charters)

Nebraska	000-50139	02-0598125 (First National Funding LLC)

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1620 Dodge Street Stop Code 3395, Omaha, Nebraska	68197

(Address of principal executive offices)	(Zip Code)
(402) 341-0500
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Discount Option
     On July 1, 2010, First National Funding LLC, as Transferor (the “Transferor”), designated 4.00% of principal receivables arising in all accounts designated to First National Master Note Trust after that date as “Discount Option Receivables,” and will apply collections on those Discount Option Receivables as finance charge receivables thereafter. Applying collections of Discount Option Receivables as finance charge receivables will have the effect of increasing yield. This designation of principal receivables will continue until the designation is terminated or changed by the Transferor.
Item 9.01. Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2010	FIRST NATIONAL FUNDING LLC, as Depositor
	By:	First National Funding Corporation,
Managing Member

	By	/s/ Karlyn M. Knieriem
Karlyn M. Knieriem, Senior Vice President